Exhibit 99.28(e)(2)

Schedule A to this Amendment

Amendments

Effective as of the Effective Date, the Existing Agreement is amended as follows:

1.	APPENDIX A shall be deleted in its entirety and replaced with the following new APPENDIX A:

APPENDIX A

LIST OF FUNDS1

Effective as of March 20, 2025

Alternative Access First Priority CLO Bond ETF

Astoria Real Assets ETF

AXS Change Finance ESG ETF

AXS Esoterica NextG Economy ETF

AXS Green Alpha ETF

AXS Knowledge Leaders ETF

AXS Real Estate Income ETF

Tradr 1.5X Short NVDA Daily ETF

Tradr 1.75X Long FXI Monthly ETF

Tradr 1.75X Long FXI Quarterly ETF

Tradr 1.75X Long FXI Weekly ETF

Tradr 2X Long APP Daily ETF

Tradr 2X Long Innovation ETF

Tradr 2X Long IWM Monthly ETF

Tradr 2X Long IWM Quarterly ETF

Tradr 2X Long IWM Weekly ETF

Tradr 2X Long NVDA Monthly ETF

Tradr 1.5X Long NVDA Quarterly ETF

Tradr 2X Long QBTS Daily ETF

Tradr 2X Long QQQ Monthly ETF

Tradr 2X Long QQQ Quarterly ETF

Tradr 2X Long RGTI Daily ETF

Tradr 2X Long SOXX Monthly ETF

Tradr 2X Long SOXX Quarterly ETF

Tradr 2X Long SPY Quarterly ETF

Tradr 2X Long TEM Daily ETF

Tradr 2X Long TLT Weekly ETF

Tradr 1.5X Long TSLA Monthly ETF

Tradr 1.5X Long TSLA Quarterly ETF

Tradr 2X Long XBI Monthly ETF

Tradr 1.75X Long XBI Quarterly ETF

Tradr 2X Long XBI Weekly ETF

Tradr 2X Long XLF Monthly ETF

Tradr 2X Long XLF Quarterly ETF

Tradr 2X Long XLF Weekly ETF

Tradr 2X Long XLK Monthly ETF

Tradr 2X Long XLK Quarterly ETF

Tradr 2X Long XLK Weekly ETF

Tradr 2X Short Innovation Daily ETF

Tradr 1.5X Short NVDA Monthly ETF

Tradr 1.75X Short NVDA Weekly ETF

Tradr 2X Short QQQ Monthly ETF

Tradr 2X Short QQQ Quarterly ETF

1	This List of Funds may be amended upon execution of an updated List of Funds signed by the Parties hereto.

Tradr 2X Short QQQ Weekly ETF

Tradr 2X Short SOXX Monthly ETF

Tradr 2X Short SOXX Quarterly ETF

Tradr 2X Short SOXX Weekly ETF

Tradr 2X Short SPY Monthly ETF

Tradr 1.75X Short SPY Quarterly ETF

Tradr 2X Short SPY Weekly ETF

Tradr 2X Short TLT Monthly ETF

Tradr 1.5X Short TSLA Daily ETF

Tradr 1.5X Short TSLA Monthly ETF

Tradr 2X Short TSLA Weekly ETF

ALPS Distributors, Inc.		Investment Managers Series Trust II
By:
Stephen Kyllo	Name:	Joshua Gohr
SVP & Director	Title:	Vice President